Exhibits 15(c) – continued

SELECTED ART FOR CURRENT AND UPCOMING HANNOVER HOUSE RELEASES

HHSE THEATRICAL RELEASES – Q2, 2015 / *(Not Pictured: THE ALGERIAN)*



MC4, WARNER BROTHERS INTERNATIONAL and HANNOVER HOUSE Present
BONOBOS
WWF
Proceeds Benefit the WORLD WILDLIFE FUND and the BONOBOS RESCUE CENTER
"The best African wildlife adventure film since 'Born Free'" — THE LONDON DAILY MAIL
Based on an original idea by Claudine Andre'



FROM THE EXECUTIVE PRODUCER OF THE RING
AND THE ACCLAIMED VISUAL EFFECTS MASTER BEHIND
X-MEN, STAR TREK AND PIRATES OF THE CARIBBEAN
OFFICIAL SELECTION MONTREAL COMICCON HORROR FEST
DARK AWAKENING
WHEN THE DEAD COME OUT TO PLAY
DARK AWAKENING
DARK AWAKENING

HHSE – CURRENT "MAJOR" PRODUCTIONS FOR THEATRICAL RELEASE

THE SUMMONING / MOTHER GOOSE: JOURNEY TO UTOPIA
LEGEND OF BELLE STARR / SHADOW VISION / SHUCK & JIVE / CLOWN TOWN



Mother Goose
Journey to Utopia



You don't need eyes to see the light.
SHADOW VISION



She ruled the West with a skirt and a gun.
The Legend Of BELLE STARR
Hell hath no fury like a woman scorned.



Life's Journey is Never a Straight Line
Shuck & Jive
An amazing, true story of sacrifice and redemption

SELECTED TITLES FROM HHSE and MEDALLION RELEASING – Video Releases, Q1-Q2, 2015


DEATH IS ONLY THE BEGINNING
VALLEY OF THE WITCH
BASED ON REAL EVENTS
"EERIE, UNSETTLING AND SCARY AS HELL"
DVD

Valley of the Witch
New Release / Sci-Fi Horror


SHE OPENED HER SOUL TO THE DARKNESS INSIDE
POSSESSION
THE INGLODA WITHIN
"Suspenseful and scary... a journey beyond madness"
— Screen International
DVD

Possession: The Ingloda Within
New Release / Sci-Fi Horror


SILENT NO MORE
BASED ON TRUE EVENTS

Silent No More
New Release (Major NFL Promo)


JOHN SCHNEIDER
TOMMY 'TINY' LISTER
JAMES RUSSO
AMERICAN JUSTICE
WHEN POWER CORRUPTS... PRAY FOR JUSTICE!
DVD

American Justice
New Release / Now Shipping


A FUNNY MOVIE
3 GEEZERS!
J.K. SIMMONS
TIM ALLEN
KEVIN POLLAK
FERNANDA ROMERO
RANDY COUTURE
BRECKIN MEYER

3 Geezers
Medallion / Budget Repriced


JULES VERNES
MYSTERIOUS ISLAND

Mysterious Island
Medallion / Budget Repriced


CHRISTINA RICCI
TOM BERENGER
JASON GEDRICK
WAR FLOWERS
ON THE BATTLEFIELD THEY WILL BECOME HEROES
TBC

War Flowers
Medallion / Budget Repriced


CHARLES R. PENLAND
TERRENCE HOWARD
GLENN PLUMMER
CLYDE JONES
LOVE BEAT THE HELL OUTTA ME
WHEN LOVE GETS YOU DOWN, YOUR FRIENDS WILL LIFT YOU UP

Love Beat the Hell Outta Me
Medallion / Budget Repriced


ALAN BRADLEY
ASHLEE MCLEMORE
JOEL MITCHELL
THE GHOST OF SAINT AUBIN
BASED ON TRUE EVENTS

Ghost of Saint Aubin
Medallion / Budget Repriced


Bad Apple
AJIONA ALEXUS
ZOE MYERS
GREG ALAN WILLIAMS
RHODA GRIFFIS
ALPHA TRIVETTE

Bad Apple
Medallion / New Release


DANIEL BONJOUR
JELLY HOWIE
CATHERINE HICKS
reach.
every moment matters

Reach
New Release / ACS Promotion


INSPIRED BY ACTUAL EVENTS
SALVATION
"THE WAGES OF SIN IS DEATH..."

Salvation
New Release / Thriller


CIUDAD CINEMA PRESENTA
ASALTO AL CINE


CIUDAD CINEMA PRESENT
THE CINEMA HOLD UP
ASALTO AL CINE
A FILM BY IRIA GOMEZ CONCHEIRO


HOW FAR WOULD YOU GO TO BE A STAR?
SUNSHINE
SHE WOULD KILL FOR THE CHANCE!


PAPPA CAP:
URBAN SIX PACK
6 Full Length Movies!
ACTION–CAP–GANGSTA–RAP


NEXT UP
JOEY WELLS
JAMES HANNAH
DEON COLE
ALEX THOMAS

Asalto Al Cine'
New Release-Now Shipping

The Cinema Hold Up
New Release-Now Shipping

Sunshine
New Release-Now Shipping

Pappa Cap 6-Pack
NR / Priced for Budget Bin

Next Up
NR / Priced for Budget Bin


"COMPLETELY INSANE, A HORROR MASTERPIECE"
MIDNIGHT HORROR SHOW
"ONE OF THE MOST BIZARRE & TWISTED TALES OF CARNAGE YOU'LL EVER SEE!"


Mike Boland
Dawn McGee
Joshua Eaddy
BOBBY DOGS
He knew he had to change.
His friends gave him the power to do it.


REGINALD VELJOHNSON
ROBIN GIVENS
SWEET BROWN
TAYLOR FAYE RUFFIN
BILL COBBS
On Angel's Wings
WHEN YOU BELIEVE, MIRACLES DO HAPPEN!


AMERICAN HUMANE ASSOCIATION
HERO DOG AWARD WINNER
EMMANUELLE VAUGIER
BURGESS JENKINS
ANDREA POWELL
and MEGAN BLAKE
Susie's Hope
Based on a True Story
CHARLIE DANIELS AND VINCE GILL
Every Now and Then, We All Need Rescuing

Midnight Horror Show
New Release / Sci-Fi Horror

Bobby Dogs
New Release / Drama

On Angel's Wings
New Release / Urban-Christian

Susie's Hope
New Release / Urban-Christian


ROYAL BLUE PICTURES PRESENTS MICHAEL MADSEN IN
GABRIELLE
The edge of the world, with the darkest of souls.


VENGEANCE II
A DANIEL ZIRILLI FILM


OF SENTIMENTAL VALUE


THE CON-GREGATION

Gabrielle
New Release / Sci-Fi Horror

Vengeance II
New Release / Urban-Action

Of Sentimental Value
New Release / Urban-Christian

The Congregation
New Release / Urban-Christian


GRIM
SERVE & PROTECT
When the cops are corrupt...
justice must be reaped!

Grim
New Release / Urban-Action


DINOSAURS OF THE
JURASSIC

Dinosaurs of the Jurassic
New Release / Educational-Doc.



Flesh for the Beast
New Release / TV-Series


KITE
LIBERATOR

Kite: Liberator
Re-Issue / Anime-Series


ERNIE HUDSON
JOHN SCHNEIDER
JENN GOTZON
ROBERT DAVI
DOONBY
every nobody is somebody

Doonby
Budget Re-Issue / Christian


JACKSON RATHBONE
JOCELIN DONAHUE
JACK HOLMES
AND ELLIOT GOULD
LIVE AT
THE FOXES DEN
When He Found His Voice, He Found His Calling

Live from the Foxes Den
Budget Re-Issue / Comedy


MATTHEW LILLARD
VANESSA ANGEL
JOAN JETT
SURF PARTY
SUMMER UNLEASHED

Surf Party: Summer Unleashed
New Release / Comedy


BRUTAL
COLORS

Brutal Colors
New Release / Sci-Fi Horror


THE
HONEY
MOON
TIL DEATH DO US PART

The Honeymoon
New Release / Horror-Thriller


FRANKENSTEIN
2014
DAY OF THE BEAST

Frankenstein Day of the Beast
New Release / Sci-Fi Horror


YOGA FIT
A COMPLETE YOGA PROGRAM FOR
TEEN HEALTH, STRENGTH & BEAUTY.

Yoga Fit
Re-Issue / Workout-Exercise


Some People's Past Buries Them.
BURIED
ALIVE
"Frighteningly Claustrophobic"

Buried Alive
Re-Issue / Horror-Thriller

HHSE CATALOG HITS – REPRICED FOR WM / BBY / TARGET BUDGET DVD BINS


From the creator of "Air Bud"
ANIMAL CLINIC
Anim al Clinic
Repriced for Budget Bin


ADAMS FISHER ROBERTS STRAIT
GRAND CHAMPION
Grand Champion
Repriced for Budget Bin


THE SPRING BREAK MURDERS
Spring Break Murders
Repriced for Budget Bin


ZOMBIE WARZ
FALLS THE SHADOW
Zombie Warz
Repriced for Budget Bin


THE AMITYVILLE ASYLUM
Am ityville Asylum
Repriced for Budget Bin


Blues for Willadean
Blues for Willadean
Repriced for Budget Bin


All's Faire in Love
All's Faire in Love
Repriced for Budget Bin


FOREST WHITAKER
JOAN CUSACK
VIVIAN SCHILLING
AND CARY ELWES
TOYS IN THE ATTIC
Toys In the Attic (w/ O-Card)
Repriced for Budget Bin


FATHERS OF THE SPORT
Fathers of the Sport
Repriced for Budget Bin


AMERICAN FIGHTER PILOT
American Fighter Pilot (Series)
Priced for In-Line TV Modulars


SAVAGE LAND
CORBIN BERNSEN · GRAHAM GREENE
VIVIAN SCHILLING · CHARLOTTE ROSS
Savage Land
Repriced for Budget Bin


The Magic Voyage
Magic Voyage
Form er #1 National Bestseller


El Viaje Mágico
El Viaje Magico
Spanish Dubbed Version


COOK COUNTY
Cook County
Repriced for Budget Bin


PINK SKIES
Pink Skies
Repriced for Budget Bin